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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934






           Date of Report (Date of earliest event reported): June 30, 1997






                                    TEHAMA BANCORP
                (Exact name of registrant as specified in its charter)


           CALIFORNIA               333-23525             91-1775524
(State or other jurisdiction of   (File Number)  (IRS Employer Identification
         incorporation)                                      No.)

          239 SOUTH MAIN STREET                            96080
          RED BLUFF, CALIFORNIA
(Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code:  (916) 528-3000


         This Form 8-K consists of 27 pages.  The Exhibit Index is on Page 4.

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ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

    On June 30, 1997, the Registrant consummated the reorganization (the "Reorganization") contemplated by the Plan of Reorganization and Merger Agreement dated February 12, 1997 (the "Agreement"), by and among the Registrant, Tehama Bank (the "Bank"), and Tehama Merger Corporation ("Subsidiary"), which was a wholly-owned subsidiary of the Registrant formed to facilitate the Reorganization. A copy of the Agreement is filed herewith as
Exhibit 99.1 and incorporated in this item by reference.

    Pursuant to the Agreement, the Bank was merged with the Subsidiary, with the Bank as the surviving corporation (the "Merger") and each share of the Bank's common stock outstanding immediately prior to the Merger was converted into the one share of the Registrant's common stock. As a result of the Merger, the Bank became the wholly-owned subsidiary of the Registrant, and the former shareholders of the Bank became pro rata the shareholders of the Registrant. A copy of the Bank's press release announcing the completion of the Reorganization is filed herewith as Exhibit 99.2 and incorporated in this item by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF THE BANK.

         (1) Audited balance sheets of Tehama Bank as of December 31, 1996 and 1995 and related audited statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31,1996, the notes thereto and related manually signed report of independent public accountant, are filed herewith as Exhibit 99.3 and incorporated in this item by reference.

         (2) The Bank's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, as filed with the Board of Governors of the Federal Reserve System, is filed herewith as Exhibit 99.4 and incorporated in this item by reference.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

    (c)  EXHIBITS.

         No.       Identity
         --        --------

         99.1      Plan of Reorganization and Merger Agreement
         99.2      Press Release
         99.3      Audited Financial Statements (December 31, 1996) of Tehama
                   Bank
         99.4      Tehama Bank Form 10-Q (March 31, 1997)


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TEHAMA BANCORP
                                       (Registrant)


Date:  July 1 , 1997              By: /s/ William P. Ellison
                                      ----------------------------------------
                                               William P. Ellison
                                       President and Chief Executive Officer



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

                                   EXHIBIT INDEX


NO.      IDENTITY                                                              PAGE NOS.

99.1     Plan of Reorganization and Merger Agreement
              Incorporated by reference from Exhibit 2 to Registrant's Registration Statement No. 333-23525 on Form S-4 filed with the Commission on April 2, 1997.

99.2     Press Release                                                         5

99.3     Audited Financial Statements (December 31, 1996) of Tehama Bank
              Incorporated by reference from pages 2-29 of Exhibit 13 to Registrant's Registration Statement No. 333-23525 on Form S-4 filed with the Commission on April 2, 1997.

99.4     Tehama Bank Form 10-Q (March 31, 1997)                                6-27


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